                                                                   EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 25, 1999, included in this Annual Report on Form 11-K, into the Union Pacific Resources Group Inc.'s previously filed Registration Statements No. 333-62181 on Form S-3 and No. 333-22613 and No. 333-35641 on
Form S-8.




ARTHUR ANDERSEN LLP
Fort Worth, Texas
June 25, 1999


                                      16